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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


       Texas                       1-13565                     76-0535259
  (State or Other                (Commission                (I.R.S. Employer
    Jurisdiction                 File Number)             Identification No.)
 of Incorporation)


         3 Greenway Plaza, Suite 2000
                Houston, Texas                                 77046
       (Address of principal executive                       (Zip Code)
                   offices)


       Registrant's Telephone Number, Including Area Code: (713) 860-0100


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.     Exhibit
-----------     -------
  99.1          Certification of Chief Executive Officer
  99.2          Certification of Chief Financial Officer

Item 9. Regulation FD Disclosure.

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the SEC on August 14, 2002, Encompass Services Corporation filed as correspondence the certifications of its Chief Executive Officer and its Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code). Copies of the certifications are attached hereto as exhibits.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENCOMPASS SERVICES CORPORATION



                                    By:      /s/ Gray H. Muzzy
                                       ---------------------------------------
                                             Gray H. Muzzy
                                             Senior Vice President,
                                             General Counsel and Secretary


Date: August 14, 2002


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Exhibit Index

99.1    Certification of Chief Executive Officer

99.2    Certification of Chief Financial Officer